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                                                                    EXHIBIT 99.1


                     COMPUTER NETWORK TECHNOLOGY CORPORATION
      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                  PURSUANT TO
         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

            Each of the undersigned, Thomas G. Hudson and Gregory T. Barnum, the Chief Executive Officer and the Chief Financial Officer, respectively, of Computer Network Technology Corporation (the "Company"), individually and not jointly has executed this Certification in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2002 (the "Report").

            Each of the undersigned hereby certifies that:

                  -      the Report fully complies with the requirements of
                         Section 13(a) of the Securities Exchange Act of 1934;
                         and

                  - the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

            IN WITNESS WHEREOF, each of the undersigned has executed this Certification as of the 11 day of September, 2002.

                              /s/ Thomas G. Hudson
                              ----------------------------------
                              Thomas G. Hudson
                              Chief Executive Officer

                              /s/ Gregory T. Barnum
                              ----------------------------------
                              Gregory T. Barnum
                              Chief Financial Officer